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                                                       EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated November 21, 1995, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement No. 33-39993 on Form S-3 and previously filed Registration Statement Nos. 33-36921 and 33-522065 on Form S-8.




/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP



Houston, Texas
December 21, 1995
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